UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2009

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 2, 2009, Tessera Technologies, Inc. (“Tessera”) issued a press release announcing that the Motorola, Inc. has signed a pre-negotiated license agreement with Tessera, settling all outstanding litigation between the companies. Under the worldwide license, Motorola will pay royalties on shipments of certain electronic products including cell phones, set-top boxes, and radio equipment that incorporate unlicensed chips that use Tessera’s patented TCC® technology. The license, which charges a volume based fee for otherwise unlicensed chips, enables Motorola to avoid interruption of supply to its customers through compliance with the orders recently issued by the International Trade Commission in Investigation No. 337-TA-605 (Wireless ITC action).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2009

TESSERA TECHNOLOGIES, INC.

By:	/s/ Michael Anthofer
Name:	Michael Anthofer
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 2, 2009